SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15 (d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report: August 18, 2008 (Date of earliest event reported)

Commission File No.: 0-25969

RADIO ONE, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	52-1166660 (I.R.S. Employer Identification No.)

5900 Princess Garden Parkway,
7th Floor
Lanham, Maryland 20706
(Address of principal executive offices)

(301) 306-1111
Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 3.01.                       Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing

On August 21, 2008, Radio One, Inc. announced that it has filed an application to transfer the listing of the Company's Class A Shares from The NASDAQ Global Market to The NASDAQ Capital Market.  The Company filed the application on August 18, 2008. The Company expects to receive NASDAQ 's approval decision within the upcoming weeks and expects to maintain its current NASDAQ Global Market status pending approval of the transfer application. The Company believes it is eligible to transfer to The NASDAQ Capital Market, although there can be no assurance that the transfer will be approved.

As previously announced on May 21, 2008, the Company received a letter from The NASDAQ Stock Market notifying the Company that for the prior 30 consecutive trading days, the Company's Class A Shares had not maintained a minimum market value of publicly held shares of $5,000,000 as required for continued inclusion by Marketplace Rules. The notification did not and does not affect the Class D Shares which represent over 96 percent of the Company's outstanding public float.

In accordance with Marketplace Rules, the Company was provided 90 calendar days, or until August 19, 2008, to regain compliance with respect to the Class A Shares. The Company was not able to demonstrate compliance by August 19, 2008.  The Company expects to maintain its current NASDAQ Global Market status pending approval of the transfer application.  The Company's Class A Shares maintain their right to convert into Class D Shares.

Forward-Looking Statements

Certain statements in this Current Report on Form 8-K constitute forward-looking statements that involve a number of known and unknown risks, uncertainties and other factors that may cause such forward-looking statements not to be realized. Factors that could cause actual results to differ materially from the forward-looking statements include changes to the listing standards, policies and procedures of the Nasdaq National Market, fluctuations in the Company's general financial and operating results, changes in the Company's liquidity and capital resources, declines in the market price of the Company's common stock, changes in the capital markets, competition, and general and industry-specific economic conditions. For more information about these and other risks that could affect the forward-looking statements herein, please see the Company's, annual report on Form 10-K for the year ended December 31, 2007 and other filings made with the Securities and Exchange Commission. The Company expressly disclaims any obligation to release publicly any updates or revisions to any forward-looking statements to reflect any changes in expectations, or any change in events or circumstances on which those statements are based, unless otherwise required by law.

ITEM 9.01.                       Financial Statements and Exhibits.

(c) Exhibits

Exhibit Number	Description

99.1	Press release dated August 21: Radio One, Inc. Files Application to Transfer Class A Shares to the NASDAQ Capital Market

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

RADIO ONE, INC.
/s/ Peter D. Thompson
August 22, 2008	Peter D. Thompson
Chief Financial Officer